Fair Value Measurements - Liabilities measured at fair value on a recurring basis (Details) - Forge Nano, Inc. - Fair value measurement, recurring - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025	Dec. 31, 2024
Liabilities
Warrants (Note 17)	$ 14,965	$ 5,624	$ 6,264
Contingent consideration (Note 7)	2,809	1,811
Total	17,774	7,435
Level 3
Liabilities
Warrants (Note 17)	14,965	5,624	$ 6,264
Contingent consideration (Note 7)	2,809	1,811
Total	$ 17,774	$ 7,435